Exhibit 99.1

OneWater Marine Inc. Signs Definitive Agreement to Acquire Ocean Bio-Chem, Inc.
Expected to significantly advance growth of parts and accessories business

BUFORD, GA and FT. LAUDERDALE, FL June 22, 2022 - OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) announced today that it has signed a definitive agreement to acquire Ocean Bio-Chem, Inc. (NASDAQ: OBCI) (“OBCI” or “Ocean Bio-Chem”), a leading supplier and distributor of appearance, cleaning, and maintenance products for the marine industry and the automotive, powersports, recreational vehicles, and outdoor power equipment markets, for $13.08 per share, in an all-cash transaction valued at approximately $125 million. As part of the transaction, OneWater will also acquire OBCI’s affiliate, Star Brite Europe, Inc. Upon closing of the transaction, both OBCI and Star Brite Europe, Inc. will be integrated into T-H Marine Supplies, LLC, OneWater’s subsidiary and strategic growth platform for parts and accessories businesses.

“Ocean Bio-Chem brings aboard a suite of iconic brands and consumable products to the OneWater portfolio, and we are thrilled that OBCI’s experienced and highly regarded team will be joining us,” said Austin Singleton, Chief Executive Officer for OneWater. “OneWater has made great strides in establishing a parts and accessories business, utilizing our acquisition platform to further enhance our higher-margin businesses, helping to insulate us from the industry cyclicality of new boat sales. With a demonstrated track record of growth, OBCI’s shared values and consistent performance make it a tremendous addition to the OneWater family.”

As a vertically integrated supplier, OBCI manufactures, markets, and distributes a broad line of products under Star brite®, Star Tron®, Odor Star®, Performacide®, and other brand names. In addition, OBCI provides private label production, blending, and packaging for many of its products. Ocean Bio-Chem’s headquarters are located in Ft. Lauderdale, FL with a manufacturing plant in Montgomery, AL, shipping products globally.

“With OBCI’s strong customer relationships, coupled with OneWater’s robust portfolio of products and direct-to-consumer channels, we have an enormous opportunity to extend our reach and expand our parts and accessories business. We also see significant potential to drive further margin expansion as we capture operational efficiencies across the platform. Further, OBCI’s private label consumable products for OneWater dealers will drive deeper customer engagements,” added Mr. Singleton.

“We are excited to be joining a team as passionate about their business as we are. With OneWater’s support and resources, we can implement promising new product lines. At the same time, we can also each leverage sales relationships across a combined portfolio to continue our histories of profitable growth,” said Peter Dornau, Chief Executive Officer and President of Ocean Bio-Chem.

Ocean Bio-Chem’s Board of Directors, based on the recommendation of a special committee of disinterested directors formed by the Board to evaluate the transaction, has unanimously approved the transaction.

Transaction Details

OneWater will finance the transaction with an extension of its term loan facility led by Truist Bank and has received a commitment letter to be executed following the transaction closing. The transaction is expected to close during the Company’s fiscal fourth quarter 2022, which ends September 30, 2022, and is subject to usual and customary closing conditions as well as regulatory review and approval.

Butler Snow LLP and Vinson & Elkins LLP are acting as OneWater’s legal counsel on the transaction. Houlihan Lokey is serving as financial advisor to the OBCI special committee, and Morgan, Lewis & Bockius LLP is acting as legal counsel to OBCI.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving OneWater and Ocean Bio-Chem. Ocean Bio-Chem will prepare an information statement for its shareholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed transaction. When completed, a definitive Information statement will be mailed to Ocean Bio-Chem’s shareholders. Investors are urged to carefully read the information statement regarding the proposed transaction and any other relevant documents in their entirety when they become available because they will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from Ocean Bio-Chem’s website at www.obci.com.

About OneWater Marine Inc.

OneWater Marine Inc. is one of the largest and fastest-growing premium marine retailers in the United States. OneWater operates a total of 96 retail locations, 10 distribution centers/warehouses and multiple online marketplaces in 20 different states, several of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, finance and insurance products, parts and accessories, maintenance, repair and other services.

About Ocean Bio-Chem, Inc.

Ocean Bio-Chem, Inc. manufactures, markets, and distributes a broad line of appearance and maintenance products for the marine, automotive, power sports, recreational vehicle, and outdoor power equipment markets under the Star brite®, Star Tron®, Odor Star® and other brand names within the United States of America and Canada. The Company manufactures, markets, and distributes a line of disinfectant, sanitizing and deodorizing products under the Performacide® and Star brite® brand names. In addition, the Company produces private label formulations of many of its products for various customers and provides custom blending and packaging services for these and other products.

Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, acquisitions, future operations, financial position, prospects, plans and objectives of management, growth rate and its expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: weather, political, economic and market conditions; effects of industry wide supply chain challenges and our ability to maintain adequate inventory; changes in demand for our products and services, the seasonality and volatility of the boat industry; our acquisition and business strategies; the inability to comply with the financial and other covenants and metrics in our credit facilities; cash flow and access to capital; effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business; risks related to the ability to realize the anticipated benefits of any proposed or recent acquisitions within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully; the timing of development expenditures; and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which is on file with the SEC and available from OneWater Marine’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater Marine files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.